December 1, 1995
                  DREYFUS 100% U.S. TREASURY FUNDS
               DREYFUS 100% U.S. TREASURY MONEY MARKET FUND
               DREYFUS 100% U.S. TREASURY SHORT TERM FUND
         DREYFUS 100% U.S. TREASURY INTERMEDIATE TERM FUND
              DREYFUS 100% U.S. TREASURY LONG TERM FUND
                   SUPPLEMENT TO COMBINED PROSPECTUS
                           DATED MAY 1, 1995
        THE FOLLOWING INFORMATION SUPPLEMENTS OR REPLACES THE INFORMATION CONTAINED IN THE SECTIONS OF THE FUNDS' COMBINED PROSPECTUS ENTITLED "MANAGEMENT OF THE FUNDS," "HOW TO BUY SHARES," "SHAREHOLDER SERVICES," AND "HOW TO REDEEM SHARES":
        Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, is located at One American Express Plaza, Providence, Rhode Island 02903, and serves as the Fund's Transfer and Dividend Disbursing Agent (the "Transfer Agent").
        Effective January 1, 1996, the telephone number for the following transactions is 1-800-645-6561 or, if you are calling from overseas, 516-794-5452:
        *      Dreyfus TELETRANSFER Privilege
        *      Telephone Exchange Privilege
        *      Wire Redemption Privilege
        *      Telephone Redemption Privilege
        THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SECTIONS OF THE FUNDS' COMBINED
PROSPECTUS ENTITLED "HOW TO BUY SHARES" AND "SHAREHOLDER SERVICES":
        Fund shares are also offered without regard to the minimum initial investment requirements through Dreyfus-AUTOMATIC Asset Builder, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan pursuant to the Dreyfus Step Program. These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit
                       (CONTINUED ON REVERSE SIDE)
and will not protect an investor against loss in a declining market.
DREYFUS STEP PROGRAM _ Dreyfus Step Program enables you to purchase Fund shares without regard to each Fund's minimum initial investment requirements through Dreyfus-AUTOMATIC Asset Builder, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan. To establish a Dreyfus Step Program account, you must supply the necessary information on each Fund's Account Application and file the required authorization form(s) with the Transfer Agent. For more information concerning this Program, or to request the necessary authorization form(s), please call toll free 1-800-782-6620. You may terminate your participation in this Program at any time by discontinuing your participation in Dreyfus-AUTOMATIC Asset Builder, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan, as the case may be, as provided under the terms of such Privilege(s). Each Fund reserves the right to redeem your account if you have terminated your participation in the Program and your account's net asset value is $500 or less. See "How to Redeem Fund Shares." Each Fund may modify or terminate this Program at any time. Investors who wish to purchase Fund shares through the Dreyfus Step Program in conjunction with a Dreyfus-sponsored retirement plan may do so only for IRAs, SEP-IRAs and IRA "Rollover Accounts."
USTF/s120195


                                                 December 1, 1995

                DREYFUS 100% U.S. TREASURY FUNDS

          DREYFUS 100% U.S. TREASURY MONEY MARKET FUND
           DREYFUS 100% U.S. TREASURY SHORT TERM FUND
        DREYFUS 100% U.S. TREASURY INTERMEDIATE TERM FUND
            DREYFUS 100% U.S. TREASURY LONG TERM FUND


   Supplement to Combined Statement of Additional Information

                        Dated May 1, 1995

     The following information supplements or replaces the information contained in the following indicated sections of the Funds' combined Statement of Additional Information:

                    PURCHASE OF FUND SHARES

     Dreyfus TeleTransfer Privilege. Dreyfus TeleTransfer purchase orders may be made at any time. Purchase orders received by 4:00 P.M., New York time, on any business day that Dreyfus Transfer, Inc., the Fund's transfer and dividend disbursing agent (the "Transfer Agent"), and the New York Stock Exchange are open for business will be credited to the shareholder's Fund account on the next bank business day following such purchase order. Purchase orders made after 4:00 P.M., New York time, on any business day the Transfer Agent and the New York Stock Exchange are open for business, or orders made on Saturday, Sunday or any Fund holiday (e.g., when the New York Stock Exchange is not open for business), will be credited to the shareholder's Fund account on the second bank business day following such purchase order.

       CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT,
                COUNSEL AND INDEPENDENT AUDITORS

     Dreyfus Transfer, Inc., a wholly owned subsidiary of the Manager, is located at One American Express Plaza, Providence, Rhode Island 02903, and serves as the Fund's transfer and dividend disbursing agent. Under a transfer agency agreement with the Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses. The Transfer Agent has no part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.